SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 2, 2009

Ford Credit Auto Owner Trust 2009-D
(Issuer of the notes)

Ford Credit Auto Receivables Two LLC
(Depositor)

Ford Motor Credit Company LLC
(Exact name of Sponsor as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-143316-09	26-6256996
(Commission File Number)	(IRS Employer Identification No.)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC Suite 2407, 211-044 One American Road Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

Item 9.01.       Financial Statements, Pro Forma Financial Information and Exhibits.

(a)         Not applicable

(b)         Not applicable

(c)         Not applicable

(d)         Exhibits:

Exhibit No.	Description
Exhibit 1.1
Underwriting Agreement, dated September 2, 2009, among the Registrant, Ford Motor Credit Company LLC and Banc of America Securities LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO OWNER TRUST 2009-D

By:	FORD MOTOR CREDIT COMPANY LLC,
as Servicer

By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

Dated: September 4, 2009

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1
Underwriting Agreement, dated September 2, 2009, among the Registrant, Ford Motor Credit Company LLC and Banc of America Securities LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc.